CERTAIN TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – Certain transactions:

  Business transactions:

Actavis Generics and Anda acquisitions:

On August 2, 2016, Teva consummated its acquisition of Allergan plc's worldwide generic pharmaceuticals business (“Actavis Generics”). At closing, Teva transferred to Allergan consideration of approximately $33.4 billion in cash and approximately 100.3 million Teva shares. The acquisition significantly expanded Teva's generics product portfolio and pipeline, R&D capabilities and global operational network.

On October 3, 2016, Teva consummated the acquisition of Anda Inc. (“Anda”), the fourth largest distributor of generic pharmaceuticals in the United States, from Allergan plc, for cash consideration of $500 million. The purchase is a transaction related to the Actavis Generics acquisition, and as such the purchase price accounting and related disclosures have been treated on a combined basis.

In July 2016, Teva completed debt issuances for an aggregate principal amount of $20.4 billion, or $20.3 billion in net proceeds, consisting of senior notes with aggregate principal amounts of $15 billion, €4 billion and CHF 1 billion and maturities of between two to 30 years. The effective average interest rate of these notes is 2.32% per annum.

At the closing of the Actavis Generics acquisition, Teva borrowed $5 billion under its term loan facility with a syndicate of banks. The term facility is split into two tranches of $2.5 billion each, with the first tranche maturing in 2018 and the second tranche maturing in 2020 with payment installments each year (see note 11). In addition, Teva terminated its $22 billion bridge loan credit agreement.

Teva financed the cash consideration with the amounts mentioned above, in addition to approximately $8.1 billion from cash on hand, including from its December 2015 equity offerings, and borrowings under its syndicated revolving line of credit.

Debt issuance and term loan facilities related costs of approximately $0.1 billion were incurred as part of the financing arrangements, and were capitalized under senior notes and loans in the consolidated balance sheets. Total equity issuance costs of approximately $0.2 billion related to the transaction were offset against the proceeds received from the issuances.

In 2015 and 2016, Teva incurred approximately $143 million costs associated with the Actavis Generics and Anda transactions, of which approximately $96 million was incurred in 2016. These expenses are included in impairment, restructuring and others and financial expenses, as applicable, in Teva's consolidated statements of income.

The following table summarizes the consideration transferred to acquire Actavis Generics and Anda:

Fair value of consideration transferred:	U.S.$ in millions
Cash	$33,920
Ordinary shares (1)	5,065
Contingent consideration (2)	302
Equity based compensation	25
Total fair value of consideration transferred	$39,312

(1) Represents approximately 100.3 million shares at a price per share of $50.50 at August 1, 2016, which has been adjusted for a lack of marketability discount factor of 5.8%.

(2) The contingent consideration relates to sharing of profits of one specific product currently in development. Its fair value is based on the estimated future cash outflows, utilizing the same probability assessment that was applied on the related IPR&D. Refer further to note 3.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These values are not yet finalized and are subject to change, which could be significant. The amounts recognized and associated amortization periods will be finalized as the information necessary to complete the analyses is obtained, but no later than one year from the acquisition date (“the measurement period”).

Recognized amounts of identifiable assets acquired and liabilities assumed: U.S.$ in millions	Preliminary values at September 30, 2016	Measurement period adjustments, and impact of Anda acquisition	Preliminary values at December 31, 2016
Cash and cash equivalents	$82	2		84
Trade receivables (1)	2,995	216		3,211
Inventories	1,463	207		1,670
Other current assets (2)	2,218	(168)		2,050
Property, plant and equipment	1,605	(235)		1,370
Other non-current assets	19	5		24
Identifiable intangible assets: (3)
Product rights	16,486	(7,846)		8,640
Trade names / customer relationships	-	417		417
In-process research and development (4)	3,999	1,007		5,006
Goodwill	19,630	4,562		24,192

Total assets acquired	48,497	(1,833)		46,664
Sales reserves and allowances	1,912	76	-	1,988
Trade payables	241	200	-	441
Employee related obligations	118	16		134
Accrued expenses (5)	839	81	-	920
Other current liabilities	654	(278)	-	376
Deferred income taxes and other non-current liabilities	6,215	(2,722)	-	3,493

Total liabilities assumed	9,979	(2,627)		7,352
Net assets acquired	$38,518	794	(6)	39,312

(1) As of the acquisition date, the fair value of trade receivables approximated the book value acquired. The gross contractual amount receivable was $3,313 million, of which approximately $102 million was not expected to be collected.

(2) Other current net assets related to divestitures were approximately $1,647 million.

(3) The fair value adjustment estimate of identifiable intangible assets is preliminary and is determined using the “income approach,” which is a valuation technique that estimates the fair value of an asset based on market participants' expectations of the cash flows an asset would generate over its remaining useful life.

(4) The estimated weighted average amortization period of the acquired product rights is 12 years.

(5) In the ordinary course of business, Actavis Generics incurred contingent and other liabilities. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date. A liability of $513 million for litigation matters was assumed by Teva in connection with the acquisition. Refer further to note 13 for contingencies.

(6) Increase predominantly represents cash consideration for Anda and additional contingent consideration as a result of adjusted purchase price assessments.

Goodwill is largely attributable to expected synergies following the acquisition, as well as future economic benefits arising from other assets acquired that could not be separately recognized at this time. Goodwill is not deductible for tax purposes, and was allocated to the generic medicines segment and other activities, see note 7.

Purchase price allocated to intangibles primarily represents developed products already marketed and IPR&D. Approximately $8.6 billion was allocated from the purchase price to developed products and $5.0 billion to IPR&D.

For both developed products and IPR&D, net cash flows were discounted to present values, using a range of discount rates from 7% to 11%. Other assumptions reflect stage of development, nature and timing of efforts for completion, and other risks and uncertainties. Identifiable intangible assets were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This uses a forecast of expected cash flows, cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

IPR&D represents development in process which as of the closing date, had substance, where process to date is more than insignificant but had not yet reached completeness. As it relates to this acquisition, Teva considered all products that had at least begun processing the testing to demonstrate bioequivalence but had not yet received final approval from the FDA to be part of IPR&D. There are approximately 200 products or product groups included in this allocation. A probability of success factor was used to reflect inherent technological and regulatory risks.

The measurement period adjustments related to the identifiable intangible assets acquired represent the impact of updated cash flow projections on the fair value of the assets. The updated projections incorporated additional information obtained subsequent to the closing of the transaction, which included updated product and market based assumptions, as well as consideration of duplicative products. The consequential reduction of amortization of product rights from the date of the acquisition's consummation is approximately $289 million, and was recognized as income in the period.

The final cash consideration payable is subject to certain net working capital adjustments, which have been estimated at closing based on a preliminary analysis in the amount of $223 million. The preliminary net working capital adjustment was reflected in operating cash flow. Teva is currently in negotiations with Allergan as to the final amount of the working capital adjustment to be received by Teva. Should the amount be higher than the preliminary adjustment, it would reduce the purchase consideration, as well as goodwill if settlement is reached within the measurement period.

The acquired businesses contributed an estimated $2.4 billion of revenue to Teva's consolidated statements of income from August 2, 2016 to December 31, 2016, of which $1,995 million was generated in the generic medicines operating segment and $382 million in other activities. Due to the extent of integration of Actavis Generics and Anda, it is impracticable to determine the contributed earnings of the acquired businesses for the relevant period.

The following table provides supplemental pro forma information as if the Actavis Generics and Anda business combinations had occurred on January 1, 2015:

	Pro forma twelve months ended December 31, (Unaudited)
	2016	2015
Net revenue	$25,601	$26,812
Net (loss) income attributable to Teva	(791)	1,427
Basic earnings per share attributable to Teva shareholders	(1.04)	0.90
Diluted earnings per share attributable to Teva shareholders	(1.04)	0.89

The unaudited supplemental pro forma data reflects the historical information of Teva, Actavis Generics and Anda adjusted for: (i) Teva's accounting policies as applied to the results of Actavis Generics and Anda, (ii) the additional depreciation and amortization that would have been charged assuming the fair value adjustments to property, plant and equipment, and intangible assets had been applied from January 1, 2015, (iii) the impact on revenues and gross profit of products required to be divested, (iv) the recognition of non-recurring costs and income directly attributable to the acquisitions, including the impact of divestitures and inventory step up, as if they had been incurred on January 1, 2015, (v) the recognition of certain purchase price allocation adjustments, amounting to approximately $538 million before taxes, as if they had been adjusted for prior to the consummation of the acquisitions, (vi) estimated additional finance expenses incurred as a result of borrowings used to finance the acquisitions as if they had been entered into on January 1, 2015, and (vii) consequential tax effects.

The unaudited pro forma summary is not intended to reflect what Teva's results of operations would have been had the acquisitions occurred on January 1, 2015, and is not necessarily indicative of the results of future operations of Teva nor does it reflect the expected synergies associated with the acquisitions. Teva's actual results of operations may differ significantly from the pro forma adjustments reflected here due to many factors. The unaudited supplemental pro forma information includes various assumptions, including the preliminary purchase price allocation of the assets acquired and the liabilities incurred and assumed in connection with the acquisitions.

In order to complete the Actavis Generics acquisition, Teva was required by the U.S. Federal Trade Commission ("FTC") to divest certain Actavis Generics and Teva products. The sale of the Teva legacy products resulted in a net gain of $720 million which was recognized on disposal, and recorded in impairments, restructuring and others in the consolidated statements of income in the third quarter of 2016. A portion of the divestiture was considered a sale of a business, for which the respective gain includes the disposal of the estimated fair value of goodwill associated with the business, which was $99 million. Proceeds from the sale of the business and Actavis Generics and Teva assets were approximately $527 million and $1,218 million, respectively.

On October 5, 2016, Teva entered into an agreement to sell certain assets and operations of Actavis Generics in the U.K. and Ireland. The related results of operations from the discontinued operations is not significant to Teva's consolidated statements of income, and therefore the effect on revenues and net income has not been disclosed separately. This transaction closed on January 9, 2017. The table below summarizes the major classes of assets and liabilities included as held for sale as at December 31, 2016.

Carrying amounts of major classes of assets included as held for sale:	U.S.$ in millions
Trade receivables	$59
Inventories	63
Other current assets	1
Deferred income taxes	7
Property, plant and equipment, net	36
Identifiable intangible assets, net	633

Total assets of the disposal group classified as held for sale in the consolidated balance sheets	$799
Trade payables and accrued expenses	$83
Other current liabilities	10
Other taxes and long-term liabilities	23

Total liabilities of the disposal group classified as held for sale in the consolidated balance sheets	$116

       In addition, assets held for sale at December 31, 2016 include other divestitures related to the acquisition of Actavis Generics, which are not significant to Teva.

Other transactions:

During the year ended December 31, 2016, Teva entered into other transactions for aggregate cash consideration of $2.3 billion and non-cash consideration with a fair value of $1.8 billion. The acquisition costs relating to these transactions were approximately $25 million for the period, and are included in impairment, restructuring and others in Teva's consolidated statements of income. Goodwill recognized for these transactions is not deductible for tax purposes.

Pro forma financial information has not been included for the following transactions occurring during the period as the results would not be significant, individually or collectively, when compared with Teva's financial results.

Japanese business venture:

On April 1, 2016, Teva and Takeda Pharmaceutical Company Limited ("Takeda") established Teva Takeda Yakuhin Ltd. (“Teva Takeda”), a new business venture in Japan. The business venture combined Teva's Japanese generics business with Takeda's portfolio of off-patent products, leveraging Takeda's leading brand reputation and strong distribution presence in Japan with Teva's expertise in supply chain, operational network, infrastructure and R&D, to meet the wide-ranging needs of patients and growing importance of generics in Japan through the provision of off-patent medicines.

Teva assigned 49% in the business venture to Takeda in consideration of the contribution of its off-patented products business in Japan. The business venture was consolidated in Teva's financial statements commencing April 1, 2016. Takeda's interest in the business venture is accounted for under net income (loss) attributable to non-controlling interests.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These values are not yet finalized and are subject to change. The amounts recognized and associated amortization periods will be finalized as the information necessary to complete the analyses is obtained, but no later than one year from the acquisition date. In the fourth quarter of 2016, measurement period adjustments were recorded to reflect updated forecasted cash flows supporting the value of identifiable intangible assets, resulting in an increase in goodwill associated with the transaction. Teva recorded net assets acquired of $1.8 billion and non-controlling interests of $1.6 billion, with the difference recorded under Teva shareholders' equity.

Recognized amounts of identifiable assets acquired and liabilities assumed: U.S.$ in millions	Preliminary values at September 30, 2016	Measurement period adjustments	Preliminary values at December 31, 2016
Inventories	$139	$(5)	$134
Identifiable intangible assets:
Product and marketing rights (1)	1,664	(173)	1,491
Goodwill	566	132	698

Total assets acquired	2,369	(46)	2,323
Deferred income taxes	544	(46)	498

Total liabilities assumed	544	(46)	498
Net assets acquired	$1,825	$-	$1,825

(1) The weighted average amortization period of the acquired product and marketing rights is approximately 15 years. The change in the fair value of product and marketing rights is based on updated information on certain product rights acquired which was not available at the time of the acquisition.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized. Specifically, goodwill recorded as part of the Teva Takeda business venture is attributable to expected specific synergies and market benefits that could not be individually identified and separately recognized, and was allocated to the generics segment.

Rimsa

On March 3, 2016, Teva completed the acquisition of Representaciones e Investigaciones Médicas, S.A. de C.V. ("Rimsa"), a pharmaceutical manufacturing and distribution company in Mexico, for $2.3 billion, in a cash free, debt free set of transactions. Teva financed the transaction using cash on hand.

Following the closing of the acquisition, Teva identified issues concerning Rimsa's pre-acquisition quality, manufacturing and other practices, at which point the Company began an assessment of the extent and cost of remediation required to return its products to the market. In September 2016, two lawsuits were filed: a pre-emptive suit by the Rimsa sellers against Teva, and Teva's lawsuit alleging fraud and breach of contract against the Rimsa sellers. The Rimsa sellers subsequently dismissed their lawsuit, and the dismissal was approved by court order on December 20, 2016.

During the fourth quarter, Teva completed its assessment of the implications of the identified issues on the intended synergies and integration of the acquisition, resulting in a comprehensive remediation plan that is currently being executed. As a result, Teva reevaluated the purchase price allocation and concluded that measurement period adjustments were necessary to change the values assigned to certain assets acquired and liabilities assumed. The impact of these adjustments was primarily a decrease in the value of acquired identifiable intangible assets by $707 million and an increase in the amount of goodwill on acquisition. In addition all identifiable intangible assets were determined to be IPR&D. See the table below.

As a result of the alleged fraud and revised increase in goodwill, and given the required level of senior management's attention to execute the remediation plan, Teva concluded that the rarity of the circumstances warranted the evaluation of Rimsa as a separate reporting unit. Accordingly, goodwill resulting from the Rimsa acquisition was tested for impairment at this level. Teva concluded that the carrying value of the Rimsa reporting unit exceeded its fair value at the measurement date and therefore recognized an impairment charge of $900 million on goodwill.

Teva will continue to monitor the execution of the remediation plan and related milestones. Critical to the plan are the timing and costs to remediate the facility and its product files. If it is determined that remediation will not be completed within the expected timeframe, Teva may conclude that additional impairment is necessary.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill, prior to goodwill impairment. These values are not yet finalized and are subject to change, which could be significant as its remediation plan may provide further knowledge of facts and conditions that existed at the acquisition date which could change the fair value of IPR&D. The amounts recognized and associated amortization periods will be finalized as the information necessary to complete the analyses is obtained, but no later than one year from the acquisition date.

Recognized amounts of identifiable assets acquired and liabilities assumed: U.S.$ in millions	Preliminary values at September 30, 2016	Measurement period adjustments	Preliminary values at December 31, 2016
Current assets (1)	$88	$9	$97
Deferred taxes and other non-current assets (2)	702	(556)	146
Identifiable intangible assets:
Product rights	781	(781)	-
In-process research and development (3)	177	123	300
Trade names / customer relationships	49	(49)	-
Goodwill	1,018	949	1,967

Total assets acquired	2,815	(305)	2,510
Current liabilities	124	(3)	121
Deferred taxes and other non-current liabilities	370	(302)	68

Total liabilities assumed	494	(305)	189
Net assets acquired	$2,321	$-	$2,321

(1) As of the acquisition date, the fair value of trade receivables approximated the book value acquired. The gross contractual amount receivable was $47 million, of which $3 million was not expected to be collected.

(2) Deferred tax assets were revalued based on updated projections indicating the amounts would not be utilized within a reasonable amount of time.

(3) The value of research and development in-process was calculated using cash flow projections discounted for the inherent risk in the projects.

Following the impact of currency fluctuations and the $900 million goodwill impairment charge, the carrying value of the Rimsa reporting unit was $1.1 billion at December 31, 2016. Goodwill attributable to the acquisition following the updated valuations represents the expected benefits from Teva's increased presence in the Mexican market, and was allocated to the generics operating segment, while for goodwill impairment purposes the Company evaluated Rimsa as a standalone reporting unit given the unusual circumstances (see disclosure above).

Auspex acquisition:

In May 2015, Teva acquired Auspex Pharmaceuticals, Inc. ("Auspex"), an innovative biopharmaceutical company specializing in applying deuterium chemistry to known molecules to create novel therapies with improved safety and efficacy profiles, for net cash consideration of $3.3 billion.

The table below summarizes the fair value of the assets acquired and liabilities assumed and resulting goodwill.

U.S.$ in millions
Cash and cash equivalents	$201
Other current assets	6
Deferred taxes and other assets	126
Identifiable intangible assets:
Research and development in-process	3,143
Goodwill	1,146

Total assets acquired	4,622

Current liabilities	29
Deferred taxes	1,131

Total liabilities assumed	1,160
Net assets acquired	$3,462

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Labrys acquisition:

In July 2014, Teva fully acquired Labrys Biologics, Inc. ("Labrys") for an upfront cash payment of $207 million and up to $625 million in contingent payments upon achievement of certain milestones. Labrys is a development stage biotechnology company focused on treatments for chronic migraine and episodic migraine.

At the time of the acquisition, the potential additional payments were evaluated and recorded at a fair value of $251 million.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

NuPathe acquisition:

In February 2014, Teva completed the acquisition of NuPathe Inc. ("NuPathe"). NuPathe's leading product is Zecuity®, a prescription migraine patch approved by the FDA for the acute treatment of migraine with or without aura in adults.

Teva purchased all of NuPathe's shares for consideration of $163 million and up to $130 million in contingent payments upon the achievement of sales-based milestones for Zecuity®. At the time of the acquisition, these potential additional payments were evaluated and recorded at a fair value of $106 million, based on the probability of achieving these milestones. During 2016, the carrying value of the Zecuity® identifiable intangible asset was impaired. See note 18.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

b. Other significant agreements:

The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development costs or business risks. The Company's most significant agreements of this nature are summarized below.

AttenukineTM

In December 2016, Teva entered into a license agreement for research, development, manufacture and commercializing of AttenukineTM with a subsidiary of Takeda. Teva received a $30 million upfront payment, which has been recorded as income in general administrative expenses. The agreement stipulates additional milestone payments of up to $280 million and royalties.

Ninlaro®

In November 2016, Teva entered into an agreement to sell its royalties and other rights in Ninlaro® (ixazomib) to a subsidiary of Takeda, for a $150 million upfront payment to Teva, with additional consideration of up to $150 million dependent on future sales. The upfront payment has been recognized as revenue in the consolidated statements of income. See note 1s. Teva was entitled to these royalties pursuant to an agreement from 2014 assigning the Ninlaro® patents to an affiliate of Takeda in consideration of milestone payments and sales royalties.

Celltrion

In October 2016, Teva and Celltrion, Inc. entered into a collaborative agreement to commercialize two of Celltrion's biosimilar products in development for the U.S. and Canadian markets. Teva paid Celltrion $160 million, of which up to $60 million is refundable or creditable under certain circumstances. Teva and Celltrion will share the profit from the commercialization of these products. The upfront payment of $160 million was recorded in Teva's consolidated statements of income as research and development expenses and reflected in cash flow used in investing activities.

Regeneron

In September 2016, Teva and Regeneron Pharmaceuticals, Inc. entered into a collaborative agreement to develop and commercialize Regeneron's pain medication product, fasinumab. Teva and Regeneron share equally in the global commercial benefits of this product, as well as ongoing associated research and development costs of approximately $1 billion. Teva paid Regeneron $250 million upfront, which was recorded in Teva's consolidated statements of income as research and development expenses and reflected in cash flow used in investing activities.

Eagle license agreement:

On February 13, 2015, Teva entered into an exclusive license agreement with Eagle Pharmaceuticals, Inc. ("Eagle") for Bendeka®, a bendamustine hydrochloride rapid infusion product for the treatment of chronic lymphocytic leukemia (CLL) and indolent B-cell non-Hodgkin lymphoma (NHL).

Under the terms of the agreement, Eagle received an upfront cash payment of $30 million, a first milestone payment of $15 million and may receive up to $65 million in additional milestone payments as well as royalties on net sales.

As the transaction was accounted as a business combination, the acquisition consideration was attributed to net assets on the basis of fair value of assets acquired and liabilities assumed based on a preliminary valuation.

Other 2015 transactions:

During 2015, Teva acquired stakes in Gecko Health Innovations, Inc., Immuneering Corporation and Microchips Biotech, Inc. for an aggregate of approximately $102 million and certain contingent payments.

With Takeda:

During 2014, Teva and Takeda entered into agreements allowing Takeda to commercialize Teva's innovative treatments for Parkinson's disease and multiple scleroses (marketed globally under the product names Copaxone® and Azilect®) in Japan. Under these agreements, Teva is entitled to certain development, regulatory and sales-based milestones and royalty payments.

With The Procter & Gamble Company (“P&G”):

In November 2011, Teva formed PGT Healthcare, a consumer healthcare joint venture with The Procter & Gamble Company (“P&G”). Headquartered in Geneva, Switzerland, the joint venture focuses on branded OTC medicines in categories such as cough/cold and allergy, digestive wellness, vitamins, minerals and supplements, analgesics and skin medications, and operates in all markets outside North America. Its leading brands are Vicks®, Metamucil®, Pepto-Bismol®, and ratiopharm. PGT Healthcare's strengths include P&G's strong brand-building, consumer-led innovation and go-to-market capabilities; Teva's broad geographic reach, experience in R&D, regulatory and manufacturing expertise and extensive portfolio of products, and each company's scale and operational efficiencies.

Teva owns 49% of the joint venture, and P&G holds a controlling financial interest of 51%. The Company recognizes profits of the joint venture based on Teva's ownership percentage. The joint venture has certain independent operations and contracts for other services from its two partners in an effort to leverage their scale and capabilities and thereby maximize efficiencies. Such services include research and development, manufacturing, sales and distribution, administration and other services, provided under agreements with the joint venture. The partners have certain rights to terminate the joint venture after seven years and earlier under other circumstances.

In July 2014, Teva sold its U.S. OTC plants, which were purchased as part of the agreement, back to P&G.

c. Agreements with related parties:

In December 2012, Teva entered into a collaborative development and exclusive worldwide license agreement with Xenon for its compound XEN402. XEN402 (now designated by Teva as TV-45070) targets sodium channels found in sensory nerve endings that can increase in chronic painful conditions, and is currently in phase 2 clinical development for neuropathic pain. Dr. Michael Hayden, Teva's President of Global R&D and Chief Scientific Officer, is a founder, a minority shareholder and a member of the board of directors of Xenon. Teva paid Xenon an upfront fee of $41 million and may be required to pay development, regulatory and sales-based milestones of up to $335 million. Xenon is also entitled to royalties on sales and has an option to participate in commercialization in the United States. As required by the agreement, in November 2014, Teva invested an additional $10 million in Xenon in connection with its initial public offering. In order to avoid potential conflicts of interest, Teva established certain procedures to exclude Dr. Hayden from involvement in Teva's decision-making related to Xenon.